Exhibit 10.19

March 4, 2011

Russell Hobbs, Inc.

APN Holding Company, Inc.

Applica Americas, Inc.

Applica Consumer Products, Inc.

Applica Mexico Holdings, Inc.

Home Creations Direct, Ltd.

HP Delaware, Inc.

HPG LLC

Salton Holdings, Inc.

Toastmaster Inc.

SB/RH Holdings, LLC

3633 S. Flamingo Road

Miramar, Florida 33027

Attention: Nathan Fagre

Spectrum Brands, Inc.

DB Online, LLC

ROV Holding, Inc.

ROVCAL, Inc.

Schultz Company

Spectrum Jungle Labs Corporation

Spectrum Neptune US Holdco Corporation

Tetra Holding (US), Inc.

United Industries Corporation

United Pet Group, Inc.

Seed Resources, L.L.C.

601 Rayovac Drive

Madison, Wisconsin 53711

Attention: Nathan Fagre

RE:	Second Amendment to Loan and Security Agreement (this “Letter Amendment”)

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement dated as of June 16, 2010 (as at any time amended, modified, restated or supplemented, the “Loan Agreement”), among Spectrum Brands, Inc., a Delaware corporation (“Spectrum”), DB Online, LLC, a Hawaii limited liability company (“DB Online”), ROV Holding, Inc., a Delaware corporation (“ROV Holding”), ROVCAL, Inc., a California corporation (“ROVCAL”), Schultz Company, a Missouri corporation (“Schultz”), Spectrum Jungle Labs Corporation, a Texas corporation (“Spectrum Jungle”), Spectrum Neptune US Holdco Corporation, a Delaware corporation (“Spectrum Neptune”), Tetra Holding (US), Inc., a Delaware corporation (“Tetra Holding”), United Industries Corporation, a Delaware corporation (“United Industries”), United Pet Group, Inc., a Delaware corporation (“United Pet”), Seed Resources, L.L.C., a Michigan limited liability company (“Seed Resources”), Russell Hobbs, Inc., a Delaware corporation (“RH”), APN Holding Company, Inc., a Delaware corporation (“APN”), Applica Americas, Inc., a Delaware corporation (“Applica Americas”), Applica Consumer Products, Inc., a Florida corporation (“Consumer Products”), Applica Mexico Holdings, Inc., a Delaware corporation (“Applica Mexico”), Home Creations Direct, Ltd., a Delaware corporation (“Home Creations”), HP Delaware, Inc., a Delaware corporation (“HP

Delaware”), HPG LLC, a Delaware limited liability company (“HPG”), Salton Holdings, Inc., a Delaware corporation (“Salton”), and Toastmaster Inc., a Missouri corporation (“Toastmaster”; Spectrum, DB Online, ROV Holding, ROVCAL, Schultz, Spectrum Jungle, Spectrum Neptune, Tetra Holding, United Industries, United Pet, Seed Resources, RH, APN, Applica Americas, Consumer Products, Applica Mexico, Home Creations, HP Delaware, HPG, Salton, and Toastmaster are collectively referred to herein as “Borrowers” and, each individually, as a “Borrower”), SB/RH Holdings, LLC, a Delaware limited liability company (“Guarantor”; Borrowers and Guarantor are collectively referred to herein as “Obligors” and, each individually, as an “Obligor”), Bank of America, N.A., a national banking association, in its capacity as collateral agent and administrative agent (together with its successors in such capacities, “Administrative Agent”) for the financial institutions party to the Loan Agreement from time to time as lenders (collectively, the “Lenders”), the Lenders, and the other parties party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

Obligors have informed Administrative Agent and the Lenders that Spectrum, ROV Holdings, RH, Applica Americas, HP Delaware, and certain Foreign Subsidiaries desire to enter into and engage in certain restructuring transactions, as more particularly described on Exhibit A attached to this Letter Amendment. Such restructuring transactions are collectively referred to in this Letter Amendment as the “Global Integration Transactions”.

Obligors have requested that (i) Administrative Agent and the Required Lenders consent to the Global Integration Transactions to the extent necessary, and (ii) Administrative Agent and the Required Lenders agree to amend the Loan Agreement. Subject to the terms and conditions set forth in this Letter Amendment, Administrative Agent and the Required Lenders are willing to consent to the Global Integration Transactions and amend the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Consent to Global Integration Transactions.

(a) Subject to the terms and conditions set forth in this Letter Amendment, and notwithstanding anything to the contrary in Section 11 of the Loan Agreement, the Administrative Agent and the Required Lenders consent to and agree that the Borrowers and their respective Subsidiaries may effect any of the Global Integration Transactions; provided that, before and after giving effect to the consummation of the Global Integration Transactions and the consent provided under this Letter Amendment, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the Borrowers and their respective Subsidiaries shall be in compliance with the applicable provisions of Section 7.6 of the Loan Agreement and the Security Documents without regard to or exception for any Subsidiary party to the Global Integration Transactions being a Specified Dormant Foreign Subsidiary, the Obligors acknowledging that, in connection with the Global Integration Transactions, if any material assets (or the Equity Interests of any Subsidiary owning any material assets) are transferred to a Specified Dormant Foreign Subsidiary (or a Subsidiary thereof), such Specified Dormant Foreign Subsidiary shall no longer be deemed a Specified Dormant Foreign Subsidiary, and the applicable Obligor shall promptly execute and deliver to Administrative Agent a Pledge Agreement with respect to the Equity Interests (other than Equity Interests described in clause (a) of the definition of “Excluded Assets”) of the applicable Subsidiary that is no longer a Specified Dormant Foreign Subsidiary.

(b) Subject to Section 1(a)(ii) of this Letter Amendment, the Lenders hereby authorize Administrative Agent, upon receipt of written request from a Borrower, to release its Liens with respect to any Collateral sold, transferred or otherwise disposed of in connection with the Global Integration Transactions, whether consummated on the date of this Letter Amendment or hereafter.

2. Amendments to Loan Agreement. Without limiting the generality of the consent provided in Section 1 above, the Loan Agreement is hereby amended as follows:

(a) By deleting clauses (f) and (g) of the definition of “Permitted Asset Disposition” set forth in Section 1.1 of the Loan Agreement, and by substituting in lieu thereof the following new clauses (f) and (g), respectively, and by adding a new clause (h) to the end of such definition, as set forth below:

(f) other dispositions expressly authorized by other provisions of the Loan Documents;

(g) a sale, transfer or other disposition of any Non-Current Asset Collateral or assets of Foreign Subsidiaries so long as (i) such sale, transfer or other disposition is permitted by Section 6.05 of the Senior Term Loan Agreement and Section 4.12 of the Senior Secured Note Indenture, in each case, as in effect on the date hereof, (ii) all Net Proceeds are remitted to Administrative Agent, provided that, subject to the ABL Intercreditor Agreement, such Net Proceeds may be retained by the applicable Obligor for investment or remitted to the Term/Notes Secured Parties in accordance with the Collateral Trust Agreement as in effect on the date hereof, and (iii) with respect to a sale of Non-Current Asset Collateral with a fair market value exceeding $5,000,000 (other than a sale, transfer or other disposition made in connection with the Global Integration Transactions), Borrower Agent shall have delivered a certificate of a Senior Officer, certifying as to the foregoing and containing reasonably detailed calculations in support thereof, in form and substance reasonably satisfactory to Administrative Agent; or

(h) any sale, transfer or other disposition of any Non-Current Asset Collateral or assets of Foreign Subsidiaries made in connection with the Global Integration Transactions.

(b) By deleting clause (h) of the definition of “Restricted Investment” set forth in Section 1.1 of the Loan Agreement, and by substituting in lieu thereof the following new clause (h):

(h) Promissory notes and other non-cash consideration received in connection with Asset Dispositions permitted by Section 10.2.6, including, without limitation, promissory notes and Equity Interests received in connection with the Global Integration Transactions;

(c) By adding the following new definitions of “March 2011 Letter Amendment” and “Global Integration Transactions” to Section 1.1 of the Loan Agreement, in appropriate alphabetical sequence:

March 2011 Letter Amendment: that certain letter amendment dated March 4, 2011, by and among Obligors, Administrative Agent, and the Required Lenders.

Global Integration Transactions: as defined in the March 2011 Letter Amendment.

(d) By deleting the phrase “Intercompany Debt” contained in Section 10.2.1(e) of the Loan Agreement, and by substituting in lieu thereof the phrase “Intercompany Loans”.

(e) By deleting clause (i) of Section 10.2.1 of the Loan Agreement, and by substituting in lieu thereof the following new clause (i):

(i) Debt incurred by Foreign Subsidiaries in an aggregate principal amount not exceeding $75,000,000 at any time outstanding, provided that the immediately foregoing $75,000,000 limitation shall not apply to any Debt incurred by Foreign Subsidiaries in connection with the Global Integration Transactions;

(f) By deleting Section 10.2.9 of the Loan Agreement, and by substituting in lieu thereof the following new Section 10.2.9:

10.2.9 Fundamental Changes. (a) Merge, combine or consolidate with and into any Person, or liquidate, wind up its affairs or dissolve itself, in each case whether in a single transaction or in a series of related transactions, except for mergers or consolidations of (i) a wholly-owned Subsidiary with another wholly-owned Subsidiary, (ii) an Obligor with an Obligor, (iii) an Obligor with and into a Borrower in a transaction in which such Borrower is the surviving Person of (iv) in connection with a Permitted Acquisition; or (b) solely in the case of an Obligor, change (i) its name or conduct business under any fictitious name, (ii) its tax, charter or other organizational identification number or (iii) its form or jurisdiction of organization, except in each case under this clause (b), (A) in connection with a transaction permitted under clause (a) of this Section 10.2.9, and (B) unless (I) such Obligor shall have given Administrative Agent at least thirty (30) days’ prior written notice thereof and (II) Administrative Agent shall have taken all steps deemed necessary by Administrative Agent to maintain the validity, enforceability, perfection and priority of Administrative Agent’s security interest in the Collateral of such Obligor and its Subsidiaries, and Obligors shall have executed and delivered such documents, instruments and agreements requested by Administrative Agent in connection therewith.

(g) By deleting Section 10.2.17 of the Loan Agreement, and by substituting in lieu thereof the following new Section 10.2.17:

10.2.17 Affiliate Transactions. Enter into or be party to any transaction with an Affiliate, except (a) transactions contemplated by or permitted under the Loan Documents; (b) expense reimbursement, indemnities, salaries and other compensation to current and former officers, directors, consultants, advisors and employees, and loans and advances permitted by Section 10.2.7; (c) payment of customary directors’ fees and indemnities; (d) transactions solely among Obligors; (e) transactions with Affiliates that were consummated prior to the Closing Date, as shown on Schedule 10.2.17; (f) transactions with Affiliates in the Ordinary Course of Business, upon fair and reasonable terms fully disclosed to Administrative Agent and no less favorable than would be obtained in a comparable arm’s-length transaction with a non-Affiliate; (g) entering into employment, service, retention, bonus, change in control, severance, or other compensation or employee benefit arrangements between any Obligor or any of the Subsidiaries and their respective current and former officers, directors, consultants, advisors and employees, as determined in good faith by the board of directors (or a committee thereof) or senior management of the relevant entity; (h) transactions listed on Schedule 10.2.17; or (i) the Global Integration Transactions.

3. Miscellaneous.

(a) Each Obligor hereby ratifies and reaffirms the Obligations, the Loan Agreement each of the other Loan Documents and all of such Obligor’s covenants, duties, indebtedness and liabilities under the Loan Agreement and the other Loan Documents.

(b) Each Obligor represents and warrants to Administrative Agent and Lenders, to induce Administrative Agent and the applicable Lenders to enter into this Letter Amendment, that no Default or Event of Default exists immediately prior to and immediately after giving effect to this Letter Amendment; the execution, delivery and performance of this Letter Amendment have been duly authorized by all requisite corporate or limited liability company action, as applicable, on the part of Obligors and this Letter Amendment has been duly executed and delivered by Obligor; and all of the representations and warranties made by Obligors in the Loan Agreement are true and correct in all material respects on and as of the effective date of this Letter Amendment (except for representations and warranties that expressly relate to an earlier date). This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

(c) Obligors agree to pay, on demand, all costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Letter Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Administrative Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

(d) Except as otherwise expressly provided in this Letter Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Letter Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

(e) This Letter Amendment shall be effective when accepted by Administrative Agent and the Required Lenders (notice of which acceptance is hereby waived), whereupon this Letter Amendment shall be a contract governed by and construed in accordance with the internal laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Letter Amendment may be executed in any number of counterparts and by different parties to this Letter Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

(f) To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Letter Amendment.

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The parties hereto have caused this Letter Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Lisa Freeman
Name:	Lisa Freeman
Title:	SVP

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Letter Amendment - Spectrum Brands, Inc.

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Lisa Freeman
Name:	Lisa Freeman
Title:	SVP

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Letter Amendment - Spectrum Brands, Inc.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ John D. Toronto
Name:	John D. Toronto
Title:	Managing Director

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Letter Amendment - Spectrum Brands, Inc.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Scottye Lindsey
Name:	Scottye Lindsey
Title:	Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

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Letter Amendment - Spectrum Brands, Inc.

REGIONS BANK

By:	/s/ Curtis J. Correa
Name:	Curtis J. Correa
Title:	Senior Vice President

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Letter Amendment - Spectrum Brands, Inc.

SUNTRUST BANK

By:	/s/ B. Earl Garris
Name:	B. Earl Garris
Title:	Director, PM, ABL

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Letter Amendment - Spectrum Brands, Inc.

WELLS FARGO CAPITAL FINANCE, LLC

By:	/s/ David P. Hill
Name:	David P. Hill
Title:	Vice President

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Letter Amendment - Spectrum Brands, Inc.

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Nita Jain
Name:	Nita Jain
Title:	Duly Authorized Signatory

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Letter Amendment - Spectrum Brands, Inc.

Acknowledged and accepted:

OBLIGORS:

RUSSELL HOBBS, INC.

APN HOLDING COMPANY, INC.

APPLICA AMERICAS, INC.

APPLICA CONSUMER PRODUCTS, INC.

APPLICA MEXICO HOLDINGS, INC.

HOME CREATIONS DIRECT, LTD.

HP DELAWARE, INC.

HPG LLC

SALTON HOLDINGS, INC.

TOASTMASTER INC.

SB/RH HOLDINGS, LLC

SPECTRUM BRANDS, INC.

DB ONLINE, LLC

ROVCAL, INC.

SPECTRUM JUNGLE LABS CORPORATION

SPECTRUM NEPTUNE US HOLDCO CORPORATION

TETRA HOLDING (US), INC.

UNITED PET GROUP, INC.

SEED RESOURCES, L.L.C.

ROV HOLDING, INC.

SCHULTZ COMPANY

UNITED INDUSTRIES CORPORATION

By:	/s/ Anthony L. Genito
Anthony L. Genito
Executive Vice President & CFO

cc:	Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of The Americas

New York, New York 10019

Attention: Eric Goodison, Esq.

Letter Amendment - Spectrum Brands, Inc.